                                                                    Exhibit 99.2

ABFC 2005-WF1                               [LOGO OF BANC OF AMERICA SECURITIES]

ASSUMPTIONS
Run to Call

                  SEQUENTIAL AAA EFFECTIVE NET WAC RATE
-------------------------------------------------------------------------
PERIOD     SCENARIO 1   SCENARIO 2   SCENARIO 3   SCENARIO 4   SCENARIO 5
------     ----------   ----------   ----------   ----------   ----------
     1        6.85%        6.85%        6.85%       10.00%       10.00%
     2        5.96%        5.96%        5.96%        9.97%        9.98%
     3        6.16%        6.16%        6.16%        9.93%        9.96%
     4        5.96%        5.96%        5.96%        9.89%        9.93%
     5        5.96%        5.96%        5.96%        9.84%        9.89%
     6        6.16%        6.16%        6.16%        9.79%        9.85%
     7        5.96%        5.96%        5.96%        9.72%        9.80%
     8        6.16%        6.16%        6.16%        9.67%        9.77%
     9        5.96%        5.96%        5.96%        9.59%        9.71%
    10        5.96%        5.96%        5.96%        9.52%        9.66%
    11        6.60%        6.60%        6.60%        9.54%        9.67%
    12        5.96%        5.96%        5.96%        9.38%        9.55%
    13        6.16%        6.16%        7.84%        9.34%        9.52%
    14        5.96%        5.96%        7.76%        9.22%        9.43%
    15        6.16%        6.16%        7.76%        9.18%        9.40%
    16        5.96%        5.96%        7.68%        9.06%        9.30%
    17        5.96%        5.96%        7.63%        8.97%        9.23%
    18        6.16%        6.16%        7.65%        8.94%        9.20%
    19        5.96%        5.96%        7.54%        8.79%        9.09%
    20        6.16%        6.16%        7.55%        8.76%        9.06%
    21        7.28%        7.76%        8.15%        9.27%        9.43%
    22        7.29%        7.76%        8.16%        9.23%        9.39%
    23        8.07%        8.58%        8.79%        9.52%        9.61%
    24        7.29%        7.74%        8.16%        9.14%        9.31%
    25        7.53%        7.99%        9.30%        9.21%        9.37%
    26        7.29%        7.73%        9.15%        9.06%        9.24%
    27        7.54%        8.62%        9.58%        9.46%        9.54%
    28        7.30%        8.34%        9.42%        9.30%        9.41%
    29        7.30%        8.33%        9.39%        9.27%        9.38%
    30        7.54%        8.59%        9.53%        9.40%        9.48%
    31        7.30%        8.31%        9.35%        9.22%        9.33%
    32        7.55%        8.57%        9.49%        9.35%        9.43%
    33        7.44%        8.56%        9.84%        9.66%        9.67%
    34        7.44%        8.55%        9.83%        9.65%        9.65%
    35        7.95%        9.13%       10.24%       10.05%        9.97%
    36        7.44%        8.53%        9.82%        9.63%        9.63%
    37        7.69%        8.80%       10.03%        9.83%        9.78%
    38        7.44%        8.50%        9.83%        9.62%        9.61%
    39        7.69%        9.44%       10.60%       10.34%       10.20%
    40        7.45%        9.12%       10.26%       10.01%        9.86%
    41        7.45%        9.11%       10.27%       10.00%        9.86%
    42        7.70%        9.40%       10.62%       10.34%       10.18%
    43        7.45%        9.08%       10.28%       10.00%        9.84%
    44        7.70%        9.37%       10.63%       10.33%       10.16%
    45        7.46%        9.10%       10.36%       10.06%        9.89%
    46        7.46%        9.09%       10.36%       10.06%        9.88%
    47        8.26%       10.04%       11.48%       11.14%       10.93%
    48        7.46%        9.06%       10.38%       10.06%        9.87%
    49        7.71%        9.34%       10.73%       10.39%       10.19%
    50        7.47%        9.03%       10.39%       10.05%        9.85%
    51        6.94%        9.85%       10.80%       10.45%       10.23%
    52        6.72%        9.52%       10.46%       10.11%        9.89%
    53        6.72%        9.50%       10.47%       10.11%        9.88%
    54        6.95%        9.80%       10.82%       10.44%       10.20%
    55        6.72%        9.47%       10.48%       10.11%        9.87%
    56        6.95%        9.77%       10.83%       10.44%       10.19%
    57        6.10%        9.53%       10.49%       10.10%        9.85%
    58        6.10%        9.51%       10.49%       10.10%        9.84%
    59        6.75%       10.51%       11.62%       11.18%       10.89%
    60        6.10%        9.48%       10.50%       10.10%        9.83%
    61        6.30%        9.77%       10.86%       10.43%       10.15%
    62        6.10%        9.44%       10.52%       10.10%        9.81%
    63        7.08%        9.74%       10.87%       10.43%       10.13%
    64        6.85%        9.40%       10.53%       10.09%        9.80%
    65        6.86%        9.39%       10.53%       10.09%        9.79%
    66        7.09%        9.68%       10.89%       10.43%       10.11%
    67        6.86%        9.35%       10.54%       10.09%        9.77%
    68        7.09%        9.64%       10.90%       10.42%       10.09%
    69        7.62%        9.31%       10.55%       10.09%        9.76%
    70        7.62%        9.29%       10.56%       10.08%        9.75%

                  SEQUENTIAL AAA EFFECTIVE NET WAC RATE
-------------------------------------------------------------------------
PERIOD     SCENARIO 1   SCENARIO 2   SCENARIO 3   SCENARIO 4   SCENARIO 5
------     ----------   ----------   ----------   ----------   ----------
    71        8.44%       10.27%       11.70%       11.16%       10.79%
    72        7.63%        9.26%       10.57%       10.08%        9.73%
    73        7.88%        9.55%       10.93%       10.42%       10.05%
    74        7.63%        9.22%       10.58%       10.08%        9.72%
    75        8.68%        9.51%       10.94%       10.41%       10.03%
    76        8.40%        9.18%       10.59%       10.08%        9.70%
    77        8.40%        9.17%       10.59%       10.08%        9.69%
    78        8.69%        9.45%       10.95%       10.41%       10.01%
    79        8.41%        9.13%       10.61%       10.07%        9.68%
    80        8.69%           -        10.96%       10.41%        9.99%
    81        9.19%           -        10.62%       10.07%        9.66%
    82        9.19%           -        10.62%       10.07%        9.66%
    83        9.83%           -        11.36%       10.76%       10.31%
    84        9.20%           -        10.63%       10.07%        9.64%
    85        9.51%           -        10.99%       10.40%        9.95%
    86        9.20%           -        10.64%       10.06%        9.62%
    87       10.32%           -        11.00%       10.40%        9.94%
    88        9.99%           -        10.65%       10.06%        9.61%
    89        9.99%           -        10.66%       10.06%        9.60%
    90       10.33%           -        11.02%       10.39%        9.91%
    91       10.00%           -        10.67%       10.06%        9.58%
    92       10.34%           -        11.03%       10.39%        9.90%
    93       10.53%           -        10.68%       10.06%        9.57%
    94       10.53%           -        10.68%       10.05%        9.56%
    95       11.66%           -        11.83%       11.13%       10.58%
    96       10.54%           -        10.69%       10.05%        9.54%
    97       10.90%           -        11.05%       10.39%        9.85%
    98       10.55%           -        10.70%       10.05%        9.53%
    99       10.91%           -        11.06%       10.38%        9.84%
   100       10.56%           -        10.71%       10.05%        9.51%
   101       10.56%           -        10.72%       10.05%        9.51%
   102       10.92%           -        11.08%       10.38%        9.81%
   103       10.57%           -        10.73%       10.04%        9.49%
   104       10.93%           -        11.09%       10.38%        9.80%
   105       10.58%           -        10.74%       10.04%        9.47%
   106       10.59%           -        10.74%       10.04%        9.47%
   107       11.73%           -        11.90%       11.12%       10.47%
   108       10.60%           -        10.75%       10.04%        9.45%
   109       10.96%           -        11.12%       10.37%        9.76%
   110       10.61%           -        10.76%       10.04%        9.43%
   111       10.97%           -        11.13%       10.37%        9.74%
   112       10.62%           -        10.77%       10.03%        9.42%
   113       10.62%           -        10.78%       10.03%        9.41%
   114       10.98%           -        11.14%       10.37%        9.72%
   115       10.63%           -        10.79%       10.03%        9.40%
   116       10.99%           -        11.15%       10.37%        9.70%
   117       10.64%           -        10.80%       10.03%        9.38%
   118       10.65%           -        10.80%       10.03%        9.37%
   119       11.79%           -        11.96%       11.10%       10.37%
   120       10.66%           -        10.81%       10.03%        9.36%
   121       11.02%           -        11.18%       10.36%        9.66%
   122       10.67%           -        10.82%       10.03%        9.34%
   123       11.03%           -        11.19%       10.36%        9.64%
   124       10.68%           -        10.83%       10.02%        9.33%
   125       10.68%           -        10.83%       10.02%        9.32%
   126       11.04%           -        11.20%       10.36%        9.62%
   127       10.69%           -        10.84%       10.02%        9.30%
   128       11.05%           -        11.21%       10.35%        9.60%
   129       10.70%           -        10.85%       10.02%        9.29%
   130       10.70%           -        10.86%       10.02%        9.28%
   131       11.45%           -        11.61%       10.71%        9.91%
   132       10.71%           -        10.87%       10.02%        9.26%
   133       11.07%           -        11.23%       10.35%        9.56%
   134       10.72%           -        10.88%       10.02%        9.25%
   135       11.08%           -        11.24%       10.35%        9.55%
   136       10.73%           -        10.89%       10.01%        9.23%
   137       10.74%           -        10.89%       10.01%        9.23%
   138       11.10%           -        11.26%       10.35%        9.52%
   139       10.75%           -        10.90%       10.01%        9.21%
   140       11.11%           -        11.27%       10.35%        9.51%

                  SEQUENTIAL AAA EFFECTIVE NET WAC RATE
-------------------------------------------------------------------------
PERIOD     SCENARIO 1   SCENARIO 2   SCENARIO 3   SCENARIO 4   SCENARIO 5
------     ----------   ----------   ----------   ----------   ----------

   141       10.75%           -        10.91%       10.01%        9.19%
   142       10.76%           -        10.91%       10.01%        9.19%
   143       11.92%           -        12.09%       11.08%       10.16%
   144       10.77%           -        10.92%       10.01%        9.17%
   145       11.13%           -        11.29%       10.34%        9.47%
   146       10.78%           -        10.93%       10.01%        9.16%
   147       11.14%           -        11.30%       10.34%        9.45%
   148       10.79%           -        10.94%       10.01%        9.14%
   149       10.79%           -        10.95%       10.01%        9.13%
   150       11.15%           -        11.32%       10.34%        9.43%
   151       10.80%           -        10.95%       10.01%        9.12%
   152       11.16%           -        11.32%       10.34%        9.42%
   153       10.81%           -        10.96%       10.01%        9.11%
   154       10.81%           -        10.97%       10.01%        9.10%
   155       11.98%           -        12.15%       11.08%       10.06%
   156       10.82%           -        10.98%       10.00%        9.08%
   157       11.19%           -        11.35%       10.34%        9.38%
   158       10.83%           -        10.99%       10.00%        9.07%
   159       11.20%           -        11.36%       10.34%        9.36%
   160       10.84%           -        10.99%       10.00%        9.05%
   161       10.84%           -        11.00%       10.00%        9.05%
   162       11.21%           -        11.37%       10.34%        9.34%
   163       10.85%           -        11.01%       10.00%           -
   164       11.22%           -        11.38%       10.34%           -
   165       10.86%           -        11.02%       10.00%           -
   166       10.86%           -        11.02%       10.00%           -
   167       12.03%           -        12.21%       11.07%           -
   168       10.87%           -        11.03%       10.00%           -
   169       11.24%           -        11.40%       10.34%           -
   170       10.88%           -        11.04%       10.00%           -
   171       11.25%           -        11.41%       10.34%           -
   172       10.89%           -        11.05%       10.00%           -
   173       10.90%           -        11.05%       10.00%           -
   174       11.26%           -        11.42%       10.34%           -
   175       10.90%           -        11.06%       10.00%           -
   176       11.31%           -        11.48%       10.42%           -
   177       10.98%           -        11.13%       10.14%           -
   178       10.98%           -        11.14%       10.13%           -
   179       11.74%           -        11.91%       10.83%           -
   180       10.99%           -        11.14%       10.13%           -
   181       11.36%           -        11.52%       10.47%           -
   182       10.99%           -        11.15%       10.13%           -
   183       11.36%           -        11.53%       10.47%           -
   184       11.00%           -        11.16%       10.13%           -
   185       11.00%           -        11.16%       10.13%           -
   186       11.37%           -        11.54%       10.46%           -
   187       11.01%           -        11.17%       10.13%           -
   188       11.38%           -        11.54%       10.46%           -
   189       11.02%           -        11.17%       10.12%           -
   190       11.02%           -        11.18%       10.12%           -
   191       12.20%           -        12.38%       11.21%           -
   192       11.03%           -        11.18%       10.12%           -
   193       11.40%           -        11.56%       10.46%           -
   194       11.03%           -        11.19%       10.12%           -
   195       11.40%           -        11.56%       10.45%           -
   196       11.04%           -        11.20%       10.12%           -
   197       11.04%           -        11.20%       10.12%           -
   198       11.41%           -        11.57%       10.45%           -
   199       11.05%           -        11.20%       10.11%           -
   200       11.42%           -        11.58%       10.45%           -
   201       11.05%           -        11.21%       10.11%           -
   202       11.06%           -        11.21%       10.11%           -
   203       12.24%           -        12.42%       11.19%           -
   204       11.06%           -        11.22%       10.11%           -
   205       11.43%           -        11.60%       10.44%           -
   206       11.07%           -        11.23%       10.11%           -
   207       11.44%           -        11.60%       10.44%           -
   208       11.07%           -        11.23%       10.11%           -
   209       11.08%           -        11.23%       10.10%           -
   210       11.45%           -        11.61%       10.44%           -

                  SEQUENTIAL AAA EFFECTIVE NET WAC RATE
-------------------------------------------------------------------------
PERIOD     SCENARIO 1   SCENARIO 2   SCENARIO 3   SCENARIO 4   SCENARIO 5
------     ----------   ----------   ----------   ----------   ----------
   211       11.08%           -        11.24%       10.10%           -
   212       11.46%           -        11.62%       10.44%           -
   213       11.09%           -        11.25%       10.10%           -
   214       11.09%           -        11.25%       10.10%           -
   215       12.28%           -        12.46%       11.18%           -
   216       11.10%           -        11.25%       10.10%           -
   217       11.47%           -        11.63%       10.43%           -
   218       11.10%           -        11.26%       10.10%           -
   219       11.48%           -        11.64%       10.43%           -
   220       11.11%           -        11.27%       10.10%           -
   221       11.11%           -        11.27%       10.10%           -
   222       11.48%           -        11.65%       10.43%           -
   223       11.12%           -        11.27%       10.09%           -
   224       11.49%           -        11.65%       10.43%           -
   225       11.12%           -        11.28%       10.09%           -
   226       11.13%           -        11.28%       10.09%           -
   227       11.90%           -        12.06%       10.79%           -
   228       11.13%           -        11.29%       10.09%           -
   229       11.51%           -        11.67%       10.43%           -
   230       11.14%           -        11.29%       10.09%           -
   231       11.51%           -        11.67%       10.43%           -
   232       11.14%           -        11.30%       10.09%           -
   233       11.14%           -        11.30%       10.09%           -
   234       11.52%           -        11.68%       10.42%           -
   235       11.15%           -        11.31%       10.09%           -
   236       11.52%           -        11.69%       10.42%           -
   237       11.16%           -        11.31%       10.09%           -
   238       11.16%           -        11.32%       10.08%           -
   239       12.36%           -        12.53%       11.16%           -
   240       11.16%           -        11.32%       10.08%           -
   241       11.54%           -        11.70%       10.42%           -
   242       11.17%           -        11.33%       10.08%           -
   243       11.54%           -        11.71%       10.42%           -
   244       11.17%           -        11.33%       10.08%           -
   245       11.18%           -        11.33%       10.08%           -
   246       11.55%           -        11.71%       10.42%           -
   247       11.18%           -        11.34%       10.08%           -
   248       11.56%           -        11.72%       10.41%           -
   249       11.19%           -        11.34%       10.08%           -
   250       11.19%           -        11.35%       10.08%           -
   251       12.39%           -        12.57%       11.16%           -
   252       11.19%           -        11.35%       10.08%           -
   253       11.57%           -        11.73%       10.41%           -
   254       11.20%           -        11.36%       10.07%           -
   255       11.57%           -        11.74%       10.41%           -
   256       11.20%           -        11.36%       10.07%           -
   257       11.21%           -        11.36%       10.07%           -
   258       11.58%           -        11.75%           -            -
   259       11.21%           -        11.37%           -            -
   260       11.59%           -        11.75%           -            -
   261       11.22%           -        11.37%           -            -
   262       11.22%           -        11.38%           -            -
   263       12.42%           -        12.60%           -            -
   264       11.22%           -        11.38%           -            -
   265       11.60%           -        11.76%           -            -
   266           -            -        11.39%           -            -
   267           -            -        11.77%           -            -
   268           -            -            -            -            -
   269           -            -            -            -            -
   270           -            -            -            -            -
   271           -            -            -            -            -
   272           -            -            -            -            -
   273           -            -            -            -            -
   274           -            -            -            -            -
   275           -            -            -            -            -
   276           -            -            -            -            -
   277           -            -            -            -            -
   278           -            -            -            -            -
   279           -            -            -            -            -
   280           -            -            -            -            -

*Inclusive of payments made from the Yield Maintenance Agreements

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such
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any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold
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for the issuer in connection with the proposed transaction

SCENARIO 1

           Year 1    Year 2    Year 3    Year 4    Year 5    Year 6    Year 7
           ------    ------    ------    ------    ------    ------    ------
1M Libor        3%        4%        4%        4%        7%        8%       10%
6M Libor        4%        4%        4%        4%        2%        8%        8%

Fixed rate mortgages prepay at 50% PPC, all floating rate collateral prepays at 20% PPC

SCENARIO 2

           Year 1    Year 2    Year 3    Year 4    Year 5    Year 6    Year 7    Year 8    Year 9
           ------    ------    ------    ------    ------    ------    ------    ------    ------
1MLibor         4%        5%        6%        7%       10%       12%       10%       11%       12%
6M Libor        4%        5%        6%        7%       10%       12%       10%       11%       12%
100% PPC

SCENARIO 3
           Year 1    Year 2    Year 3    Year 4    Year 5
           ------    ------    ------    ------    ------
1M Libor        5%        8%       12%       11%       12%
6M Libor        5%        8%       12%       11%       11%

Fixed rate mortgages prepay at 50% PPC, all floating rate collateral prepays at 20% PPC

SCENARIO 4

           Year 1    Year 2    Year 3    Year 4    Year 5
           ------    ------    ------    ------    ------
1M Libor       20%       20%       20%       20%       20%
6M Libor       20%       20%       20%       20%       20%

Fixed rate mortgages prepay at 6% CPR, all floating rate collateral prepays at 25% PPC

SCENARIO 5

           Year 1    Year 2    Year 3    Year 4    Year 5
           ------    ------    ------    ------    ------
1M Libor       20%       20%       20%       20%       20%
6M Libor       20%       20%       20%       20%       20%

Fixed rate mortgages prepay at 10% CPR, all floating rate collateral prepays at 50% PPC

ABFC 2005-WF1                               [LOGO OF BANC OF AMERICA SECURITIES]

ASSUMPTIONS
Recovery Delay            12 months
Trigger                   Fail
Run to                    Maturity
Defaults are in addition to prepayments
"Break" means first dollar of write down. If a bond is written down and later written back up, it is still considered to "break"

CLASS M7

                                    FWD LIBOR                                      FWD LIBOR + 200 BP
                  --------------------------------------------    --------------------------------------------
                      45% Severity            55% Severity            45% Severity            55% Severity
                  --------------------    --------------------    --------------------    --------------------
                   65% PPC    100% PPC     65% PPC    100% PPC     65% PPC    100% PPC     65% PPC    100% PPC
                  --------    --------    --------    --------    --------    --------    --------    --------
SDA Break (%)         1674%       1782%       1356%       1435%       1256%       1329%       1020%       1073%
Cum Loss (%)         11.15%       8.59%      11.43%       8.71%       8.78%       6.67%       8.95%       6.73%
WAL (years)          17.55       13.59       17.75       14.00       19.30       14.15       19.45       14.45

CLASS M8

                                    FWD LIBOR                                      FWD LIBOR + 200 BP
                  --------------------------------------------    --------------------------------------------
                      45% Severity            55% Severity            45% Severity            55% Severity
                  --------------------    --------------------    --------------------    --------------------
                   65% PPC    100% PPC     65% PPC    100% PPC     65% PPC    100% PPC     65% PPC    100% PPC
                  --------    --------    --------    --------    --------    --------    --------    --------
SDA Break (%)         1524%       1568%       1239%       1267%       1119%       1137%        911%        921%
Cum Loss (%)         10.32%       7.70%      10.58%       7.81%       7.94%       5.80%       8.09%       5.86%
WAL (years)          18.26       14.28       18.41       14.63       20.26       14.82       20.32       15.07

CLASS M9

                                    FWD LIBOR                                      FWD LIBOR + 200 BP
                  --------------------------------------------    --------------------------------------------
                      45% Severity            55% Severity            45% Severity            55% Severity
                  --------------------    --------------------    --------------------    --------------------
                   65% PPC    100% PPC     65% PPC    100% PPC     65% PPC    100% PPC     65% PPC    100% PPC
                  --------    --------    --------    --------    --------    --------    --------    --------
SDA Break (%)         1328%       1321%       1082%       1071%        961%        919%        785%        747%
Cum Loss (%)          9.19%       6.63%       9.41%       6.71%       6.94%       4.78%       7.07%       4.83%
WAL (years)          18.77       14.13       18.79       14.42       20.46       14.63       20.49       14.83

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction

ABFC 2005-WF1                               [LOGO OF BANC OF AMERICA SECURITIES]

ASSUMPTIONS
Loss Severity                60%
Recovery Delay               12 months
Trigger                      Fails on Day 1
Run to                       Maturity
Defaults are in addition to prepayments
"Break" occurs when bond receives first dollar of writedown

CLASS M-3

      LIBOR            FWD + 200         FWD + 200         FWD + 200         FWD + 300         FWD - 100
PREPAYS (FIX/ADJ)   23 HEP / 40 CPR   35 HEP / 55 CPR   15 HEP / 30 CPR   15 HEP / 55 CPR   35 HEP / 55 CPR
-----------------   ---------------   ---------------   ---------------   ---------------   ---------------
    CDR Break                   7.7              10.7               6.0               7.3              12.7
   Cum Loss %                  9.65              8.95             10.55              8.66             10.41
       WAL                    11.33              7.40             15.66             14.40              7.13
  Mod Dur @par                 7.43              5.55              8.99              8.56              6.07

CLASS M-5

      LIBOR            FWD + 200         FWD + 200         FWD + 200         FWD + 300         FWD - 100
PREPAYS (FIX/ADJ)   23 HEP / 40 CPR   35 HEP / 55 CPR   15 HEP / 30 CPR   15 HEP / 55 CPR   35 HEP / 55 CPR
-----------------   ---------------   ---------------   ---------------   ---------------   ---------------
    CDR Break                   5.9               8.0               4.7               5.4              10.0
   Cum Loss %                  7.64              6.89              8.56              6.70              8.42
       WAL                    12.81              8.29             17.48             16.85              8.05
  Mod Dur @par                 7.93              6.00              9.40              9.30              6.66

CLASS M-6

      LIBOR            FWD + 200         FWD + 200         FWD + 200         FWD + 300         FWD - 100
PREPAYS (FIX/ADJ)   23 HEP / 40 CPR   35 HEP / 55 CPR   15 HEP / 30 CPR   15 HEP / 55 CPR   35 HEP / 55 CPR
-----------------   ---------------   ---------------   ---------------   ---------------   ---------------
    CDR Break                   5.0               6.7               4.1               4.4               8.6
   Cum Loss %                  6.58              5.85              7.59              5.60              7.35
       WAL                    13.02              8.46             18.00             17.13              8.17
  Mod Dur @par                 7.99              6.08              9.44              9.41              6.73

CLASS M-8

      LIBOR            FWD + 200         FWD + 200         FWD + 200         FWD + 300         FWD - 100
PREPAYS (FIX/ADJ)   23 HEP / 40 CPR   35 HEP / 55 CPR   15 HEP / 30 CPR   15 HEP / 55 CPR   35 HEP / 55 CPR
-----------------   ---------------   ---------------   ---------------   ---------------   ---------------
    CDR Break                   3.4               4.5               3.0               2.8               6.2
   Cum Loss %                  4.62              4.03              5.73              3.72              5.44
       WAL                    13.97              9.36             19.69             18.89              8.97
  Mod Dur @par                 8.12              6.39              9.38              9.79              7.00

CLASS M-9

      LIBOR            FWD + 200         FWD + 200         FWD + 200         FWD + 300         FWD - 100
PREPAYS (FIX/ADJ)   23 HEP / 40 CPR   35 HEP / 55 CPR   15 HEP / 30 CPR   15 HEP / 55 CPR   35 HEP / 55 CPR
-----------------   ---------------   ---------------   ---------------   ---------------   ---------------
    CDR Break                   2.7               3.3               2.4               2.0               4.9
   Cum Loss %                  3.72              2.99              4.67              2.71              4.36
       WAL                    14.15              9.22             19.28             18.87              8.87
  Mod Dur @par                 7.95              6.25              9.12              9.66              6.75

CLASS M-10

      LIBOR            FWD + 200         FWD + 200         FWD + 200         FWD + 300         FWD - 100
PREPAYS (FIX/ADJ)   23 HEP / 40 CPR   35 HEP / 55 CPR   15 HEP / 30 CPR   15 HEP / 55 CPR   35 HEP / 55 CPR
-----------------   ---------------   ---------------   ---------------   ---------------   ---------------
    CDR Break                   2.1               2.4               2.0               1.5               4.0
   Cum Loss %                  2.93              2.20              3.94              2.07              3.60
       WAL                    15.18              9.88             20.85             20.90              9.65
Mod Dur @ 94.34660%            7.76              6.24              8.67              9.42              6.76

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

ABFC 2005-WF1                               [LOGO OF BANC OF AMERICA SECURITIES]



ASSUMPTIONS
-----------
Prepay Speed                   Pricing
Loss Severity                  40%
Recovery Delay                 12 months
TRIGGER                        FAILS ON DAY 1
Run to                         Maturity

Defaults are in addition to prepayments

"Break" occurs when bond receives first dollar of writedown


--------------------------------------------------------
                                FWD LIBOR + 250
     Class                   CDR (%)     Cum Loss (%)
--------------------------------------------------------
      M7                     5.7           6.31
--------------------------------------------------------

ASSUMPTIONS
-----------
Prepay Speed                   Pricing
Loss Severity                  40%
Recovery Delay                 12 months
TRIGGER                        OCCURS NATURALLY
Run to                         Maturity

Defaults are in addition to prepayments

CDR CURVE ASSUMES 0 CDR FOR THE FIRST 12 MONTHS OF THE DEAL, THEN RAMPS TO THE TARGET CDR BY MONTH 36

-------------------------------------------------------------------------------------------
                          STATIC LIBOR                             FWD LIBOR
 Class       Target CDR (%)           Cum Loss (%)      Target CDR (%)      Cum Loss (%)
-------------------------------------------------------------------------------------------
  M7            12.6                    6.13                9.8               5.03
-------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

ABFC 2005-WF1                               [LOGO OF BANC OF AMERICA SECURITIES]

ASSUMPTIONS
Loss Severity            40%
Recovery Delay           12 months
Trigger                  Fails on Day 1
Run to                   Maturity
Defaults are in addition to prepayments
"Break" occurs when bond receives first dollar of writedown

CLASS M-2

                      STATIC LIBOR                 FORWARD LIBOR
              ---------------------------   ---------------------------
% of Pricing     CDR (%)     Cum Loss (%)      CDR (%)     Cum Loss (%)
------------  ------------   ------------   ------------   ------------
    75            15.7          17.03           13.4          15.31
    125           18.3          14.06           16.2          12.80

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

ABFC 2005-WF1                               [LOGO OF BANC OF AMERICA SECURITIES]

ASSUMPTIONS

Prepay Speed              100% PPC                    INTERNAL USE ONLY
Recovery Delay            12 months
Libor                     Forward
P&I Advance               No Servicer Advances
Trigger                   Fail
Run to                    Maturity
Servicer Advances         None
Defaults are in addition to prepayments

DM Break                  DM falls below zero
Break-even                Bond takes first dollar of principal loss

CLASS M-2

                                          SERVICER ADVANCES
                   ---------------------------------------------------------------
                            Severity: 40%                    Severity: 60%
                   ------------------------------   ------------------------------
                   - 200 bp    + 0 bp     +200 bp   - 200 bp    + 0 bp     +200 bp
                   --------   --------   --------   --------   --------   --------
DM Break (CDR)         17.3       15.0       12.5       10.8        9.4        7.8
Cum Loss              15.51      14.00      12.20      16.26      14.55      12.46
Break-even (CDR)       17.0       14.7       12.2       10.7        9.2        7.7
Cum Loss              15.32      13.79      11.97      16.14      14.29      12.33

                                         NO SERVICER ADVANCES
                   ---------------------------------------------------------------
                            SEVERITY: 40%                    SEVERITY: 60%
                   ------------------------------   ------------------------------
                   - 200 bp    + 0 bp     +200 bp   - 200 bp    + 0 bp     +200 bp
                   --------   --------   --------   --------   --------   --------
DM Break (CDR)         14.8       12.5       10.7        9.7        8.3        7.1
Cum Loss              13.84      12.19      10.79      14.90      13.12      11.50
Break-even (CDR)       14.6       12.3       10.5        9.6        8.2        6.9
Cum Loss              13.70      12.03      10.62      14.77      12.98      11.22

ASSUMPTIONS
Loss Severity             50%
Recovery Delay            12 months
Libor                     Forward
P&I Advance               No Servicer Advances
Trigger                   Fail
Run to                    Maturity
Defaults are in addition to prepayments

                          SERVICER ADVANCES              NO SERVICER ADVANCES
                   ------------------------------   ------------------------------
                   200% PPC   100% PPC    50% PPC   200% PPC   100% PPC    50% PPC
                   - 200 bp    + 0 bp     +200 bp   - 200 bp    + 0 bp     +200 bp
                   --------   --------   --------   --------   --------   --------
DM Break (CDR)         17.8       11.5        7.6       16.2       10.0        6.5
Cum Loss              12.36      14.27      16.33      11.38      12.75      14.54
Break-even (CDR)       17.7       11.3        7.3       16.0        9.8        6.2
Cum Loss              12.30      14.07      15.85      11.25      12.54      14.02

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction

ABFC 2005-WF1                               [LOGO OF BANC OF AMERICA SECURITIES]

ASSUMPTIONS

Prepay Speed           100% PPC                       INTERNAL USE ONLY
Recovery Delay         12 months
Libor                  Forward
Trigger                Fail
Run to                 Maturity
Servicer Advances      None
Defaults are in addition to prepayments

DM Break               DM falls below zero
Break-even             Bond takes first dollar of principal loss

CLASS M-4

                                          SERVICER ADVANCES
                   ---------------------------------------------------------------
                            Severity: 40%                    Severity: 60%
                   ------------------------------   ------------------------------
                   - 200 bp    + 0 bp     +200 bp   - 200 bp    + 0 bp     +200 bp
                   --------   --------   --------   --------   --------   --------
DM Break (CDR)         14.0       11.9        9.5        8.9        7.6        6.1
Cum Loss              13.27      11.73       9.79      13.88      12.18      10.08
Break-even (CDR)       13.9       11.7        9.4        8.9        7.5        6.0
Cum Loss              13.20      11.57       9.71      13.88      12.04       9.93

                                         NO SERVICER ADVANCES
                   ---------------------------------------------------------------
                            SEVERITY: 40%                    SEVERITY: 60%
                   ------------------------------   ------------------------------
                   - 200 bp    + 0 bp     +200 bp   - 200 bp    + 0 bp     +200 bp
                   --------   --------   --------   --------   --------   --------
DM Break (CDR)         12.1       10.0        8.1        8.1        6.8        5.5
Cum Loss              11.86      10.20       8.58      12.83      11.07       9.20
Break-even (CDR)       12.0        9.9        8.1        8.0        6.7        5.4
Cum Loss              11.78      10.12       8.58      12.69      10.93       9.05

Assumptions
Loss Severity          50%
Recovery Delay         12 months
Libor                  Forward
Trigger                Fail
Run to                 Maturity
Defaults are in addition to prepayments

                          SERVICER ADVANCES              NO SERVICER ADVANCES
                   ------------------------------   ------------------------------
                   200% PPC   100% PPC    50% PPC   200% PPC   100% PPC    50% PPC
                   - 200 bp    + 0 bp     +200 bp   - 200 bp    + 0 bp     +200 bp
                   --------   --------   --------   --------   --------   --------
DM Break (CDR)         14.0        9.2        6.2       12.7        8.1        5.3
Cum Loss               9.98      11.91      14.02       9.14      10.71      12.41
Break-even (CDR)       13.9        9.1        6.1       12.6        8.0       5.2
Cum Loss               9.92      11.80      13.85       9.07      10.60      12.22

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

ABFC 2005-WF1                               [LOGO OF BANC OF AMERICA SECURITIES]

ASSUMPTIONS
Recovery Delay                   6 months
Trigger                          Fail
Run to                           Maturity
Loss Severity                    50%
Ppc means Pricing
Defaults are in addition to prepayments

CLASS M-2

                                  Fwd Libor                                   Fwd Libor + 200bps
                --------------------------------------------    --------------------------------------------
                 50% Ppc    100% Ppc    150% Ppc     40 CPR      50% Ppc    100% Ppc    150% Ppc     40 CPR
                --------    --------    --------    --------    --------    --------    --------    --------
CDR Break (%)        9.4%       11.8%       14.3%       15.8%        7.2%        9.4%       11.9%       13.5%
Cum Loss (%)       18.88%      14.51%      12.70%      12.52%      15.67%      12.10%      10.85%      11.00%

CLASS M-8

                                  Fwd Libor                                   Fwd Libor + 200bps
                --------------------------------------------    --------------------------------------------
                 50% Ppc    100% Ppc    150% Ppc     40 CPR      50% Ppc    100% Ppc    150% Ppc     40 CPR
                --------    --------    --------    --------    --------    --------    --------    --------
CDR Break (%)        5.9%        6.2%        6.7%        7.3%        4.0%        4.1%        4.6%        5.4%
Cum Loss (%)       13.42%       8.48%       6.49%       6.44%       9.85%       5.86%       4.57%       4.89%

CLASS M-9

                                  Fwd Libor                                   Fwd Libor + 200bps
                --------------------------------------------    --------------------------------------------
                 50% Ppc    100% Ppc    150% Ppc     40 CPR      50% Ppc    100% Ppc    150% Ppc     40 CPR
                --------    --------    --------    --------    --------    --------    --------    --------
CDR Break (%)        5.3%        5.4%        5.6%        6.0%        3.6%        3.3%        3.5%        4.1%
Cum Loss (%)       12.34%       7.51%       5.49%       5.38%       9.01%       4.80%       3.52%       3.78%

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction

ABFC 2005-WF1                               [LOGO OF BANC OF AMERICA SECURITIES]

ASSUMPTIONS

Run at 150% PPC for Floating Rate Loans and 50% PPC for the Fixed Rate Loans Run to Call

          SUBORDINATE POOL CAP
---------------------------------------
PERIOD    STATIC LIBOR      LIBOR=20%*
------   -------------    -------------
     1            6.85%            6.85%
     2            5.96%           10.00%
     3            6.16%           10.00%
     4            5.96%           10.00%
     5            5.96%           10.00%
     6            6.16%           10.00%
     7            5.96%           10.00%
     8            6.16%           10.00%
     9            5.96%           10.00%
    10            5.96%           10.00%
    11            6.60%           10.00%
    12            5.96%           10.00%
    13            6.16%           10.00%
    14            5.96%           10.00%
    15            6.16%           10.00%
    16            5.96%           10.00%
    17            5.96%           10.00%
    18            6.16%           10.00%
    19            5.96%           10.00%
    20            6.16%           10.00%
    21            6.59%            9.75%
    22            6.72%            9.70%
    23            7.42%            9.63%
    24            6.69%            9.64%
    25            6.90%            9.60%
    26            6.66%            9.59%
    27            6.86%            9.42%
    28            6.63%            9.39%
    29            6.61%            9.35%
    30            6.81%            9.29%
    31            6.58%            9.28%
    32            6.78%            9.21%
    33            6.59%            8.99%
    34            6.59%            8.91%
    35            7.02%            8.79%
    36            6.55%            8.81%
    37            6.75%            8.73%
    38            6.52%            8.72%
    39            6.72%            8.41%
    40            6.48%            8.15%
    41            6.47%            8.08%
    42            6.66%            8.28%
    43            6.43%            7.95%
    44            6.63%            8.15%
    45            6.40%            7.84%
    46            6.39%            7.78%
    47            7.05%            8.55%
    48            6.36%            7.66%
    49            6.55%            7.85%
    50            6.33%            7.54%
    51            6.52%            7.75%
    52            6.30%            7.44%
    53            6.28%            7.38%
    54            6.48%            7.57%
    55            6.26%            7.28%
    56            6.45%            7.47%
    57            6.23%            7.18%
    58            6.22%            7.13%
    59            6.88%            7.84%
    60            6.20%            7.03%
    61            6.40%            7.22%
    62            6.18%            6.95%
    63            6.38%            7.14%
    64            6.16%            6.87%
    65            6.15%            6.83%
    66            6.35%            7.02%
    67            6.13%            6.75%
    68            6.33%            6.94%
    69            6.12%            6.69%
    70            6.11%            6.65%
    71            6.76%            7.33%
    72            6.10%            6.59%
    73            6.29%            6.78%
    74            6.08%            6.54%
    75            6.28%            6.73%
    76            6.07%            6.49%
    77            6.06%            6.46%
    78            6.26%            6.65%
    79            6.05%            6.42%
    80            6.25%            6.61%
    81            6.04%            6.37%
    82            6.04%            6.35%
    83            6.45%            6.77%
    84            6.03%            6.32%
    85            6.23%            6.51%
    86            6.02%            6.28%
    87            6.22%            6.48%
    88            6.01%            6.25%
    89            6.01%            6.24%

*Inclusive of payments made from the Yield Maintenance Agreements

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

ABFC 2005-WF1                               [LOGO OF BANC OF AMERICA SECURITIES]

ASSUMPTIONS
Run at Pricing Speed
Run at 5 CDR
Recovery Delay      6 months
Loss Severity       55%
Trigger             Fail
Defaults are in addition to prepayments

            XS SPREAD
------------------------------
PERIOD   FWD LIBOR   FWD + 200
------   ---------   ---------
     1         329         152
     2         260          61
     3         259          66
     4         235          37
     5         216          20
     6         212          22
     7           0           0
     8           0           0
     9           0           0
    10           0           0
    11           0           0
    12           0           0
    13           0           0
    14           0           0
    15           0           0
    16           0           0
    17           0           0
    18           0           0
    19           0           0
    20           0           0
    21           0           0
    22           0           0
    23           0           0
    24           0           0
    25           0           0
    26           0           0
    27           0           0
    28           0           0
    29           0           0
    30           0           0
    31           0           0
    32           0           0
    33           0           0
    34           0           0
    35           0           0
    36           0           0
    37           0           0
    38           0           0
    39           0           0
    40           0           0
    41           0           0
    42           0           0
    43           0           0
    44           0           0
    45           0           0
    46           0           0
    47           0           0
    48           0           0
    49           0           0
    50           0           0
    51           0           0
    52           0           0
    53           0           0
    54           0           0
    55           0           0
    56           0           0
    57           0           0
    58           0           0
    59           0           0
    60           0           0
    61           0           0
    62           0           0
    63           0           0
    64           0           0
    65           0           0
    66           0           0
    67           0           0
    68           0           0
    69           0           0
    70           0           0

 *This scenario creates 7.06% Cum Loss on the Pool

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

ABFC 2005-WF1                               [LOGO OF BANC OF AMERICA SECURITIES]

ASSUMPTIONS
Recovery Delay                   6 months
Trigger                          Fail
Run to                           Maturity
Ppc means Pricing
Defaults are in addition to prepayments

CLASS M-9

                                 Fwd Libor                                   Fwd Libor + 200bps
                --------------------------------------------    --------------------------------------------
40% Severity     50% Ppc    100% Ppc    150% Ppc     40 CPR      50% Ppc    100% Ppc    150% Ppc     40 CPR
-------------   --------    --------    --------    --------    --------    --------    --------    --------
CDR Break (%)        6.6%        6.7%        7.0%        7.5%        4.5%        4.2%        4.4%        5.2%
Cum Loss (%)       11.70%       7.26%       5.40%       5.28%       8.68%       4.79%       3.50%       3.78%

                                 Fwd Libor                                   Fwd Libor + 200bps
                --------------------------------------------    --------------------------------------------
50% Severity     50% Ppc    100% Ppc    150% Ppc     40 CPR      50% Ppc    100% Ppc    150% Ppc     40 CPR
-------------   --------    --------    --------    --------    --------    --------    --------    --------
CDR Break (%)        5.3%        5.4%        5.6%        6.0%        3.6%        3.3%        3.5%        4.1%
Cum Loss (%)       12.34%       7.51%       5.49%       5.38%       9.01%       4.80%       3.52%       3.78%

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

ABFC 2005-WF1                               [LOGO OF BANC OF AMERICA SECURITIES]

ASSUMPTIONS
Run at 150% PPC for Floating Rate Loans and 50% PPC for the Fixed Rate Loans Run to Call

          SUBORDINATE POOL CAP
---------------------------------------
PERIOD    STATIC LIBOR      LIBOR=20%*
------   -------------    -------------
     1            6.85%            6.85%
     2            5.96%           10.00%
     3            6.16%           10.00%
     4            5.96%           10.00%
     5            5.96%           10.00%
     6            6.16%           10.00%
     7            5.96%           10.00%
     8            6.16%           10.00%
     9            5.96%           10.00%
    10            5.96%           10.00%
    11            6.60%           10.00%
    12            5.96%           10.00%
    13            6.16%           10.00%
    14            5.96%           10.00%
    15            6.16%           10.00%
    16            5.96%           10.00%
    17            5.96%           10.00%
    18            6.16%           10.00%
    19            5.96%           10.00%
    20            6.16%           10.00%
    21            6.59%            9.75%
    22            6.72%            9.70%
    23            7.42%            9.63%
    24            6.69%            9.64%
    25            6.90%            9.60%
    26            6.66%            9.59%
    27            6.86%            9.42%
    28            6.63%            9.39%
    29            6.61%            9.35%
    30            6.81%            9.29%
    31            6.58%            9.28%
    32            6.78%            9.21%
    33            6.59%            8.99%
    34            6.59%            8.91%
    35            7.02%            8.79%
    36            6.55%            8.81%
    37            6.75%            8.73%
    38            6.52%            8.72%
    39            6.72%            8.41%
    40            6.48%            8.15%
    41            6.47%            8.08%
    42            6.66%            8.28%
    43            6.43%            7.95%
    44            6.63%            8.15%
    45            6.40%            7.84%
    46            6.39%            7.78%
    47            7.05%            8.55%
    48            6.36%            7.66%
    49            6.55%            7.85%
    50            6.33%            7.54%
    51            6.52%            7.75%
    52            6.30%            7.44%
    53            6.28%            7.38%
    54            6.48%            7.57%
    55            6.26%            7.28%
    56            6.45%            7.47%
    57            6.23%            7.18%
    58            6.22%            7.13%
    59            6.88%            7.84%
    60            6.20%            7.03%
    61            6.40%            7.22%
    62            6.18%            6.95%
    63            6.38%            7.14%
    64            6.16%            6.87%
    65            6.15%            6.83%
    66            6.35%            7.02%
    67            6.13%            6.75%
    68            6.33%            6.94%
    69            6.12%            6.69%
    70            6.11%            6.65%
    71            6.76%            7.33%
    72            6.10%            6.59%
    73            6.29%            6.78%
    74            6.08%            6.54%
    75            6.28%            6.73%
    76            6.07%            6.49%
    77            6.06%            6.46%
    78            6.26%            6.65%
    79            6.05%            6.42%
    80            6.25%            6.61%
    81            6.04%            6.37%
    82            6.04%            6.35%
    83            6.45%            6.77%
    84            6.03%            6.32%
    85            6.23%            6.51%
    86            6.02%            6.28%
    87            6.22%            6.48%
    88            6.01%            6.25%
    89            6.01%            6.24%

*Inclusive of payments made from the Yield Maintenance Agreements

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

ABFC 2005-WF1                               [LOGO OF BANC OF AMERICA SECURITIES]

ASSUMPTIONS
Run at Pricing Speed
Run at 5 CDR
Recovery Delay        6 months
Loss Severity         50%
Trigger               Fail
Defaults are in addition to prepayments
Excess Spread is calculated after payments made to reimburse current period's losses

            XS SPREAD
--------------------------------
PERIOD   FWD LIBOR*    FWD + 200
------   ----------   ----------
     1          329          152
     2          260           61
     3          259           66
     4          235           37
     5          216           20
     6          212           22
     7            0            0
     8            0            0
     9            0            0
    10            0            0
    11            0            0
    12            0            0
    13            0            0
    14            0            0
    15            0            0
    16            0            0
    17            0            0
    18            0            0
    19            0            0
    20            0            0
    21            0            0
    22            0            0
    23            8            0
    24            0            0
    25            0            0
    26            0            0
    27            0            0
    28            0            0
    29            0            0
    30            0            0
    31            0            0
    32            0            0
    33            0            0
    34            0            0
    35            0            0
    36            0            0
    37            0            0
    38            0            0
    39            0            0
    40            0            0
    41            0            0
    42            0            0
    43            0            0
    44            0            0
    45            0            0
    46            0            0
    47            0            0
    48            0            0
    49            0            0
    50            0            0
    51            0            0
    52            0            0
    53            0            0
    54            0            0
    55            0            0
    56            0            0
    57            0            0
    58            0            0
    59            0            0
    60            0            0
    61            0            0
    62            0            0
    63            0            0
    64            0            0
    65            0            0
    66            0            0
    67            0            0
    68            0            0
    69            0            0
    70            0            0

*THIS SCENARIO CREATES 6.42% CUM LOSS ON THE POOL

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.